Exhibit (10)AA

August 28, 2012

To the Banks party to the Credit Agreement

referred to below

c/o Bank of America, N.A., as Administrative Agent

for such Banks

335 Madison Avenue, 4th Floor

Mail Code: NY1-503-04-03

New York, New York 10017

Attn: Agency Management Group

Re: Extension and Amendment of Credit Agreement

Ladies and Gentlemen:

Reference is made to that certain Five Year Credit Agreement dated as of October 14, 2011 among Target Corporation (the “Borrower”), the Banks (as defined therein) party thereto from time to time and Bank of America, N.A., as administrative agent (the “Credit Agreement”; capitalized terms used but not defined herein shall have the meanings ascribed thereto in the Credit Agreement).

(a)           Pursuant to Section 2.18 of the Credit Agreement, the Borrower hereby requests that the Termination Date of the Commitments be extended from October 14, 2016 to October 13, 2017.

(b)           In addition, the Borrower requests that the words “and as a commercial paper backup facility” be deleted from the first sentence of  Section 5.09 of the Credit Agreement.

Clause (b) of this Extension and Amendment shall become effective when, and only when, the Administrative Agent shall have received counterparts of this Extension and Amendment executed by us and the Required Banks. The amendment set forth in clause (b) above is subject to the provisions of Section 9.05 of the Credit Agreement.

The Credit Agreement and the Notes, except to the extent of the amendments specifically provided above, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. The execution, delivery and effectiveness of this Extension and Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Bank or the Administrative Agent under the Credit Agreement, nor constitute a waiver of any provision of the Credit Agreement.

If you agree to the terms and provisions of this Extension and Amendment, please evidence such agreement and indicate your response to the request for extension of the Termination Date by executing and returning three original counterparts of this Extension and Amendment to Rebecca S. Chaffin, McGuireWoods, LLP, 201 North Tryon Street, Suite 3000, Charlotte, North Carolina 28202.

This Extension and Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Extension and Amendment by telecopy or .pdf shall be effective as delivery of a manually executed counterpart of this Extension and Amendment.

This Extension and Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

TARGET CORPORATION

By:	/s/ Sara Ross
Name:	Sara Ross
Title:	Assistant Treasurer

[SIGNATURE PAGE

TO 2012 EXTENSION AND AMENDMENT]

ADMINISTRATIVE AGENT:

BANK OF AMERICA, N.A., as
Administrative Agent

By:	/s/ Don B. Pinzon
Name:	Don B. Pinzon
Title:	Vice President

[SIGNATURE PAGE

TO 2012 EXTENSION AND AMENDMENT]

BANK OF AMERICA, N.A.

By:	/s/ J. Casey Cosgrove
Name:	J. Casey Cosgrove
Title:	Director

[SIGNATURE PAGE

TO 2012 EXTENSION AND AMENDMENT]

CITIBANK, N.A.

By:	/s/ Nicholas Pateros
Name:	Nicholas Pateros
Title:	Vice President

[SIGNATURE PAGE

TO 2012 EXTENSION AND AMENDMENT]

JPMORGAN CHASE BANK, N.A.

By:	/s/ Sarah Freedman
Name:	Sarah Freedman
Title:	Executive Director

[SIGNATURE PAGE

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WELLS FARGO BANK, NATIONAL
ASSOCIATION, as Co-Documentation
Agent

By:	/s/ Peter Kiedrowski
Name:	Peter Kiedrowski
Title:	Director

[SIGNATURE PAGE

TO 2012 EXTENSION AND AMENDMENT]

U.S. BANK NATIONAL ASSOCIATION

By:	/s/ Ludmila Yakovlev
Name:	Ludmila Yakovlev
Title:	Assistant Vice President

[SIGNATURE PAGE

TO 2012 EXTENSION AND AMENDMENT]

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.

By:	/s/ Christine Howatt
Name:	Christine Howatt
Title:	Authorized Signatory

[SIGNATURE PAGE

TO 2012 EXTENSION AND AMENDMENT]

BARCLAYS BANK PLC

By:	/s/ Ronnie Glenn
Name:	Ronnie Glenn
Title:	Vice President

[SIGNATURE PAGE

TO 2012 EXTENSION AND AMENDMENT]

MIZUHO CORPORATE BANK, LTD.

By:	/s/ Tenya Mitsuboshi
Name:	Tenya Mitsuboshi
Title:	Deputy General Manager

[SIGNATURE PAGE

TO 2012 EXTENSION AND AMENDMENT]

GOLDMAN SACHS BANK USA

By:	/s/ Mark Walton
Name:	Mark Walton
Title:	Authorized Signatory

[SIGNATURE PAGE

TO 2012 EXTENSION AND AMENDMENT]

HSBC BANK USA, NATIONAL ASSOCIATION

By:	/s/ Alan Vitulich
Name:	Alan Vitulich
Title:	Vice President

[SIGNATURE PAGE

TO 2012 EXTENSION AND AMENDMENT]

ROYAL BANK OF CANADA

By:	/s/ Gordon MacArthur
Name:	Gordon MacArthur
Title:	Authorized Signatory

[SIGNATURE PAGE

TO 2012 EXTENSION AND AMENDMENT]

FIFTH THIRD BANK

By:	/s/ Gary S.Losey
Name:	Gary S. Losey
Title:	VP — Large Corporate Banking

[SIGNATURE PAGE

TO 2012 EXTENSION AND AMENDMENT]

TORONTO DOMINION (NEW YORK) LLC

By:	/s/ Debbie L. Brito
Name:	Debbie L. Brito
Title:	Authorized Signatory

[SIGNATURE PAGE

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DEUTSCHE BANK AG NEW YORK BRANCH

By:	/s/ Ming K. Chu
Name:	Ming K. Chu
Title:	Vice President

By:	/s/ Heidi Sandquist
Name:	Heidi Sandquist
Title:	Director

[SIGNATURE PAGE

TO 2012 EXTENSION AND AMENDMENT]

STATE STREET BANK AND TRUST COMPANY

By:	/s/ Andrei Bourdine
Name:	Andrei Bourdine
Title:	Assistant Vice President

[SIGNATURE PAGE

TO 2012 EXTENSION AND AMENDMENT]

SUMITOMO MITSUI BANKING
CORPORATION,

By:	/s/ David W. Kee
Name:	David W. Kee
Title:	Managing Director

[SIGNATURE PAGE

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THE BANK OF NEW YORK MELLON

By:	/s/ Thomas J.Tarasovich, Jr.
Name:	Thomas J. Tarasovich, Jr.
Title:	Vice President

[SIGNATURE PAGE

TO 2012 EXTENSION AND AMENDMENT]

FIRST HAWAIIAN BANK

By:	/s/ Landon Santos
Name:	Landon Santos
Title:	Corporate Banking Officer

[SIGNATURE PAGE

TO 2012 EXTENSION AND AMENDMENT]